Exhbit 99.1

• The U.S. automobile SAAR figure for May 2015 came in at 17.7M units, up from 16.7M units in May 2014. • TMS May 2015 sales totaled 242,579 units , down 0.3% from May 2014 volume, but up 3.6% on a daily selling rate (DSR) basis. • Lexus reported May sales of 29,671 units, up 10.2% from May 2014 on a volume basis and 14.5% on a DSR basis. • North American production for FY2015 totaled 8,929,887 units , a volume increase of 9.8% from FY2014 . Source: Toyota, Bloomberg, Ward’s Automotive Group. Toyota Division represents Toyota and Scion vehicle sales. Scion sales for May 2015 totaled 4,806 units , down 22.2 % from May 2 014 Scion volume . TMS monthly results include fleet sales volume. ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East . Source: Toyota Motor Corporation company filings. TOYOTA MOTOR SALES (TMS), U.S.A. INC. MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights FY2015 212,908 29,671 Toyota Motor Sales, U.S.A. Inc. May 2015 unit sales Toyota Division Lexus Production (units) FY2014 FY2015 Japan 4,344,892 4,124,593 North America 1,759,439 1,932,618 Europe 506,556 556,462 Asia 1,938,155 1,829,048 Other‡ 483,123 487,166 Sales (units) FY2014 FY2015 Japan 2,365,410 2,153,694 North America 2,529,398 2,715,173 Europe 844,003 859,038 Asia 1,608,355 1,488,922 Other‡ 1,768,867 1,755,037 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12 Nov-12 Feb-13 May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. sales May 2010 - May 2015 May-14 May-15 May-14 May-15 Camry 49,584 43,873 Corolla 36,611 36,786 Prius 26,793 19,563 RAV4 23,465 28,808 Tacoma 13,876 17,520 Toyota U.S. May 2015 unit sales - Toyota Division Top 5 makes May-14 May-15 May-14 May-15 RX 9,476 8,000 ES 6,523 5,553 IS 4,403 4,345 GS 1,753 1,884 GX 1,958 2,182 Toyota U.S. May 2015 unit sales - Lexus Division Top 5 makes TMC consolidated financial performance FY2014 FY2015 Net Revenues ¥25,691,911 ¥27,234,521 Operating Income (Loss) 2,292,112 2,750,564 Net Income attributable to TMC (Loss) 1,823,119 2,173,338 TMC Consolidated Balance Sheet Current Assets ¥15,717,706 ¥17,936,397 Noncurrent finance receivables, net 8,102,294 9,202,531 Total Investments and other assets 9,976,175 11,295,183 Property, plant and equipment, net 7,641,298 9,295,719 Total Assets ¥41,437,473 ¥47,729,830 Liabilities ¥26,218,486 ¥30,082,501 Shareholders' equity 15,218,987 17,647,329 Total Liabilities and Shareholders' Equity ¥41,437,473 ¥47,729,830 Operating Income (Loss) by geographic region Japan ¥1,510,165 ¥1,571,476 North America 326,052 584,519 Europe 58,228 81,118 Asia 395,737 421,782 Other‡ 42,568 111,509 Inter-segment elimination and/or unallocated amount -40,638 -19,840 Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • C onsolidated net income was $1,197 million in FY2015, compared to $857 million in FY2014. The increase in net income for FY2015 was primarily due to an increase in total financing revenue of $913 million. In addition, interest expense decreased by $604 million driven by gains on derivatives, which was offset by an increase of $845 million in depreciation on operating leases and an increase of $232 million in the provision for income taxes. • Total financing revenues increased 12.3 percent during FY2015, as compared to FY2014 . • Net charge - offs as a percentage of average gross earning assets was slightly higher at 0.29% in FY2015 compared to 0.28% in FY 2014 due to increased default frequency and loss severity . • Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets increased by 0.03% in FY2015 compared to FY2014. 1 TFS market share represents the percentage of total domestic TMS sales of new Toyota, Lexus and Scion vehicles financed by us, excluding non - Toyota/Lexus/Scion sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor . * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries NORTH AMERICAN SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC), Toyota Credit de Puerto Rico Corp. (TCPR), and Toyota Credit Canada Inc. (TCCI)† maintain direct relationships with institutional commercial paper investors through its Sales & Trading team , providing each access to a variety of domestic and global markets through three, distinct 3(a)(3) programs. • For FY2015, TMCC and TCPR commercial paper programs ranged from approximately $ 24.8 billion to $29.8 billion, with an average outstanding balance of $27.2 billion. As of 3/31/2015, TMCC and TCPR commercial paper programs had a weighted average remaining maturity of 81 days . † TCCI and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES • In 2017, Toyota Financial Services plans to relocate its headquarters to Plano, Texas in order to join Toyota Motor Sales, U.S.A., Inc.; Toyota Motor Engineering & Manufacturing North America, Inc.; and Toyota Motor North America as the Toyota affiliates unify their respective headquarters there to create a single, state - of - the - art Toyota headquarters and pursue the One Toyota vision in North America. • Continue to reference the Investor Relations section of www.toyotafinancial.com , for important information and filings. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offe r o r sale of securities will be made only by means of a prospectus and related documentation. The Toyota Financial Services Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances. We focus on providing simple, personal, and proactive service in the execution of all trades. * Figures above do not incorporate the Carrying V alue A djustments. Sales and Trading Contacts Siva Vadlamannati Funding & Liquidity Analyst (310) 468 - 3509 siva_vadlamannati@Toyota.com Jeffrey DeSilva Funding & Liquidity Analyst (310) 468 - 1366 j effrey_DeSilva@toyota.com Nicholas Ro Sales & Trading Manager (310) 468 - 7758 nicholas_ro@toyota.com Darren Marco Region Manager (310) 468 - 5330 darren_marco@toyota.com Alec Small Funding & Liquidity Analyst (310) 468 - 7431 a lec_small@toyota.com Jason Katzen Region Manager (310) 468 - 3509 jason_katzen@toyota.com U.S. dollars in millions TMCC financial performance FY2014 FY2015 Total financing revenues $7,397 $8,310 Income before income taxes 1,354 1,926 Net Income 857 1,197 Debt-to-Equity Ratio 11.0x 10.6x 66.2% 65.3% FY2014 FY2015 TFS - Market Share 1 FY2014 FY2015 59.1% 27.2% 91.8% 65.0% 21.6% 90.8% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of contracts subvened FY2014 FY2015 700 302 451 675 278 533 0 200 400 600 800 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle financing volume FY2014 FY2015 0.00% 0.25% 0.50% 0.75% FY2011 FY2012 FY2013 FY2014 FY2015 TMCC - Consumer portfolio credit performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 27.7 27.0 49.1 52.3 8.2 10.8 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 3/31/2014 3/31/2015 Amount ($billions) TMCC consolidated financial liabilities comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper